Supplement to the
Fidelity® International Enhanced Index Fund, Fidelity® Large Cap Core Enhanced Index Fund, Fidelity® Large Cap Growth Enhanced Index Fund, Fidelity® Large Cap Value Enhanced Index Fund, Fidelity® Mid Cap Enhanced Index Fund and Fidelity® Small Cap Enhanced Index Fund
April 29, 2016
Prospectus

The Board of Trustees has approved, subject to shareholder approval, a proposal to amend and restate the existing management contract (amended contract) between each fund and FMR Co., Inc. (FMRC). If approved by shareholders, the amended contract would replace the existing arrangement with an all-inclusive fee arrangement pursuant to which FMRC would be responsible for all fund-level and class-level expenses of each fund, with certain exceptions. In addition, among other items for consideration, shareholders will also be asked to approve the termination of each fund’s existing expense contract between the fund and FMRC.

If approved, the proposals discussed above will take effect the first day of the first month following approval or such later time as FMRC may deem appropriate under the circumstances. Shareholders should read the proxy statement, which contains important information about the proposals, when it becomes available. For a free copy of the proxy statement, please contact Fidelity at 1-800-544-8544. The proxy statement will also be available on the Securities and Exchange Commission’s web site (www.sec.gov).

Effective December 12, 2016, the redemption fee for Fidelity® Mid Cap Enhanced Index Fund has been removed.

Effective December 12, 2016, the redemption fee for Fidelity® Small Cap Enhanced Index Fund has been removed.

Effective December 12, 2016, the following information replaces similar information for Fidelity® International Enhanced Index Fund in the "Shareholder Information" section under the heading "Selling Shares".

  Certain types of transactions in employer-sponsored and 403(b) retirement plans, including redemptions in conjunction with plan sponsor events and redemptions of shares purchased through plan sponsor events, plan contributions or loan repayments.

GEI-16-02 1.857348.120	December 1, 2016